SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                           January 6, 1998
                            Date of Report
                  (Date of Earliest Event Reported)

                   TRIDENT MEDIA GROUP, INC.
       (Exact Name of Registrant as Specified in its Charter)

     NEVADA                 2-98074-NY              11-2751536
(State or other        (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)

                6349 Palomar Oaks Court
                  Carlsbad, California 92009
            (Address of Principal Executive Offices)

                        (760) 438-9080
                Registrant's Telephone Number

                   9005 Cobble Canyon Lane
                      Sandy, Utah 84093
      (Former Name or Former Address if changed Since Last Report)

Item 1.   Changes in Control of Registrant.

          (a) Pursuant to an Agreement and Plan of Merger dated December 30, 1997 (the "Plan"), between the Registrant; Spector Entertainment
Group, Inc., a California corporation ("Spector"); and Millenium Entertainment Group, Inc., a California corporation, the sole stockholder of Spector (sometimes called "Millenium" or the "Spector Stockholder"), the Spector Stockholder became the controlling stockholder of the Registrant in a transaction viewed as a reverse acquisition, and Spector became a wholly-owned subsidiary of the Registrant. The Plan was treated as a recapitalization of Spector for accounting purposes.

          The Plan was adopted, ratified and approved by unanimous Consent of the Board of Directors of the Registrant.

          The former principal stockholders of the Registrant and their percentage of ownership of the outstanding voting securities of the Registrant prior to the completion of the Plan were: David C. Merrell, President and Director, 726,401 shares, 48%; Corie Merrell, Secretary/Treasurer and Director, 726,401 shares, 48%. Mr. and Mrs. Merrell are husband and wife.

          The source of the consideration used by Spector and the Spector Stockholder to acquire their respective interests in the Registrant was the exchange of 100% of the outstanding common stock of Spector pursuant to the Plan.

          The basis of the "control" by the Spector Stockholder is stock ownership. See the table below under Paragraph (b) of this Item.

          Pursuant to the Plan, the Registrant was required:

          1. To exchange 4,500,000 "unregistered" and "restricted" shares of the Registrant in exchange for all of the outstanding shares of common stock of Spector;

         2. Cancel 1,000,000 previously outstanding shares owned by Messrs. Merrell and Merrell;

         3.   Change the name of the Registrant to "Trident Media Group,
Inc."; and

          4. Following resignations, in seriatim, of the directors and executive officers of the Registrant, the designation and election, in seriatim, of Edward M. Spector, President, Chief Executive Officer and Chairman of the Board of Directors; Ilene H. Spector, Executive Vice President of Administration, Corporate Secretary and a director; Eric M. Spector, Executive Vice President Corporate Development, General Counsel and a director; and Evan M. Spector, Executive Vice President Network Services Group and a director; to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their prior resignation or termination. These persons served in these same capacities for Spector prior to the completion of the Plan. Resumes of these persons are included below under the caption "Management" of Item 2.

          There were 5,000,000 outstanding shares of common stock of the Registrant on the completion of the Plan.

          A copy of the Plan, including any material exhibits and related instruments, accompanies this Report, which, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such reference. See Item 7.

          (b) The following table contains information regarding share holdings of the Company's directors and executive officers and those persons or entities who beneficially own more than 5% of the Company's common stock, after taking into account the completion of the Plan:

                                             Amount and Nature        Percent
                                               of Beneficial            of
     Name                    Title               Ownership             Class

Edward M. Spector        President, CEO              -0-                 -0-
                    and Chairman

Ilene H. Spector         Executive Vice              -0-                 -0-
                         President of
                         Administration,
                         Secretary and
                         Director

Eric M. Spector          Executive Vice              -0-                 -0-
                         President of
                         Corporate Development
                         and Director

Evan M. Spector          Vice President of           -0-                 -0-
                         Network Services Group
                         and Director

*Millenium Enter-        Stockholder              4,500,000              90%
tainment Group, Inc.

All directors and executive
officers as a group (4)                                          *90%

     * The Spector family owns 100% of the outstanding voting securities of Millenium.

Item 2.  Acquisition or Disposition of Assets.

         (a) See Item 1 of this Report. The consideration exchanged under the Plan was negotiated at "arms length" between the directors and executive officers of the Registrant, the Board of Directors of Spector and the Spector Stockholder, and the Board of Directors of the Registrant used criteria used in similar proposals involving the Registrant in the past, including the relative value of the assets of the Registrant as compared with those of Spector; Spector's present and past business operations; future potential of Spector; its management; and the potential benefit to the stockholders of the Registrant. The members of the Board of Directors determined in their good faith that the consideration for the exchange was reasonable, under these circumstances.

         No director, executive officer or person who may be deemed to be an affiliate of the Registrant had any direct or indirect interest in Spector prior to the completion of the Plan.

         (b) The Registrant intends to continue the business operations formerly conducted by Spector, which are described below under the caption
Business.   The following is a description of any assets, plant or equipment of Spector and a description of its facilities.

                                 Business

          Spector is a leading supplier of integrated television production services, closed-circuit television systems, and satellite broadcasting services primarily to the entertainment, sports and wagering industries throughout North America.

                                Management

    Names                    Title or Position*                     Age

Edward M. Spector        President, CEO                              64
                         and Chairman

Ilene H. Spector         Executive Vice President of                 57
                         Administration,
                         Secretary and
                         Director


Eric M. Spector          Executive Vice President of                 34
                         Corporate Development
                         and Director


Evan M. Spector          Vice President of                           30
                         Network Services Group
                         and Director


          Edward M. Spector. Mr. Spector was educated at Rutgers University in New Brunswick, New Jersey and has over 30 years of broad experience in the communications, wagering and entertainment industries.

          Ilene H. Spector. Mrs. Spector was educated at the University of Miami, in Coral Gables, Florida and has served as a Director and Executive Vice President of Administration for the Company since the Company was founded.
          Eric M. Spector. Mr. Spector is a graduate of Cornell University with a B. S. Degree in Management and Labor Relations and a J.D. from the Boston University School of Law.

          Evan M. Spector. Mr. Spector was educated at the University of Arizona, in Tucson, Arizona. Mr. Spector has served as a Director and Executive Vice President since 1992, and is responsible for all aspects of the Network Groups' day-to-day operations. Mr. Spector is a member of the Society of Satellite Professionals and a number of wagering and communications industry trade groups.

Item 3.  Bankruptcy or Receivership.

         None; not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         None; not applicable.

Item 5.  Other Events.

         See Item 1.

Item 6.  Resignations of Directors and Executive Officers.

         As a result of the completion of the Plan, David C. Merrell resigned as President and Director; and Corie Merrell resigned as Secretary/Treasurer and Director. See Item 1(a).

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

          These financial statements will be filed as soon as available, but not later than 75 days from the date of this Report; however, see Exhibit E to the Plan below, which is a copy of the financial statements of Spector for the years ended December 31, 1996 and 1995.

         (b)  Pro Forma Financial Information.

          These financial statements will be filed as soon as available, but not later than 75 days from the date of this Report.

         (c)  Exhibits.
                                                Exhibit
Description of Exhibit*                          Number

Certificate of Amendment to the Articles of
  Incorporation of International Fire
  Prevention, Inc. changing the name to
  "Trident Media Group"                        3

Agreement and Plan of Merger                   2
          Spector Stockholder
          Articles of Incorporation of Registrant's subsidiary
          Registrant's financial statements
          Exceptions
          Financial statements of Spector-Not included (See Item 7(a) above) Exceptions
          Investment Letter
          Compliance Certificate of Registrant
          Compliance Certificate of Spector
          Warrants
          Debenture


Documents Incorporated by Reference

          None.

    * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 8.  Change in Fiscal Year.

         None; not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         None; not applicable.

                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                             INTERNATIONAL FIRE PREVENTION, INC.

Date: 1/20/98                By /s/ Edward M. Spector
                             President and Director